UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 27, 2010

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD

In accordance with General Instruction B.2 of Form 8-K, the following information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.  This Current Report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

On October 29, 2010, Randy Nickerson, Senior Vice President & Chief Commercial Officer, will present at the Platt’s 3rd Annual Appalachian Gas Conference in Pittsburgh, Pennsylvania.  The information included with this Current Report as Exhibit 99.1 includes graphic images or slides that will be made available at these meetings.  These slides are available for viewing at our website, www.markwest.com, although we reserve the right to discontinue that availability at any time.

On October 29, 2010, Scott Garner, Vice President, Corporate Development & Joint Venture Management, will present at the Platt’s 3rd Annual Appalachian Gas Conference in Pittsburgh, Pennsylvania.  The information included with this Current Report as Exhibit 99.2 includes graphic images or slides that will be made available at these meetings.  These slides are available for viewing at our website, www.markwest.com, although we reserve the right to discontinue that availability at any time.

ITEM 8.01. Other Events.

On October 27, 2010, the Board of Directors of the General Partner of MarkWest Energy Partners, L.P. (the “Partnership”) declared a cash distribution of $0.64 per common unit for the third quarter of 2010, for an implied annual rate of $2.56 per common unit.  The third quarter 2010 distribution is payable November 12, 2010, to unitholders of record on November 8, 2010.  The ex-dividend date is November 4, 2010.  On October 27, 2010, the Partnership issued a press release relating to the third quarter distribution.  A copy of the press release is filed as Exhibit 99.3 to this Current Report on Form 8-K.

Cautionary Statements

This filing includes “forward-looking statements.”  All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements.  Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties.  Although MarkWest believes that the expectations reflected in the forward-looking statements are reasonable, MarkWest can give no assurance that such expectations will prove to be correct.  The forward-looking statements involve risks and uncertainties that affect operations, financial performance, and other factors as discussed in filings with the Securities and Exchange Commission.  Among the factors that could cause results to differ materially are those risks discussed in the periodic reports filed with the SEC, including MarkWest’s Annual Report on Form 10-K for the year ended December 31, 2009.  You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.”  MarkWest does not undertake any duty to update any forward-looking statement except as required by law.

ITEM 9.01.  Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description of Exhibit
99.1	Presentation at the Platt’s 3rd Annual Appalachian Gas Conference on October 29, 2010.
99.2	Presentation at the Platt’s 3rd Annual Appalachian Gas Conference on October 29, 2010.
99.3	Quarterly cash distribution announcement on October 27, 2010

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: October 29, 2010	By:	/s/ NANCY K. BUESE
Nancy K. Buese Senior Vice President and Chief Financial Officer